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                                                               EXHIBIT 10.8.1

                                  AMENDMENT
                                     OF
                      PULITZER RETIREMENT SAVINGS PLAN
                    ------------------------------------

     Pursuant to resolution adopted on October 25, 1995 by the Board of Directors of Pulitzer Publishing Company, the Pulitzer Retirement Savings Plan (the "Plan") is hereby amended as follows:

     1. The monthly Employer Profit Sharing Contributions for participants who are members of the International brotherhood of Firemen and Oilers, Local No. 7 shall be $40 effective March 1, 1995 and $50 effective March 1, 1996.

     2.  Schedule B annexed to the Plan is revised accordingly.


                              PULITZER PUBLISHING COMPANY


                              By: /s/  Ronald H. Ridgway
                              ------------------------------
                                  Ronald H. Ridgway
                                  Senior Vice President - Finance

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


                                 SCHEDULE  B
                            --------------------

                      PULITZER RETIREMENT SAVINGS PLAN
                                SPECIAL RULES
                                     FOR
                    EMPLOYER PROFIT SHARING CONTRIBUTIONS
             --------------------------------------------------


     The following special rules apply to Section 3.03 of the Plan:


     1. There are no Employer Profit Sharing Contributions for Participants who are Employees of Pulitzer Broadcasting Company (except Participants who are Employees of the Pulitzer Broadcasting Corporate Group), KOAT Television, Inc., KETV Television, Inc., WGAL-TV, Inc., Phoenix Broadcasting, Inc., WDSU Television, Inc., and Star Publishing Company.

     2. The Employer Profit Sharing Contribution for each Participant who is a non-union Employee of Pulitzer Community Newspapers, Inc. is 2% of the Employee's Base Compensation (excluding for this purpose 1/3 of the Employee's commission income).

     3. The Company will make monthly Employer Profit Sharing Contributions on behalf of its covered union Employees included in the following bargaining units in the amounts set forth opposite the names of the unit:


                                    Monthly Employer
                                     Profit Sharing                  Effective
Bargaining Unit                       Contribution                      Date
---------------                    ------------------------         ------------
St. Louis Typographical                     $30                        3/1/88
Union No. 8                                 $40                        3/1/90
                                            $50                        3/1/92


Miscellaneous Drivers, Helpers,             $30                        3/1/88
Health Care and Public                      $40                        3/1/90
Employees Local No. 610                     $50                        1/1/93

International Union of                      $30                        3/1/88
Operating Engineers Local No. 2             $40                        3/1/92

St. Louis Newspaper Guild                   $30                        3/1/88
No. 47                                      $40                        4/1/90
                                            $50                        2/1/95



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





                                 SCHEDULE  B
                            --------------------

                      PULITZER RETIREMENT SAVINGS PLAN
                                SPECIAL RULES
                                     FOR
                    EMPLOYER PROFIT SHARING CONTRIBUTIONS
                 -------------------------------------------


Monthly Employer
                                    Profit Sharing                  Effective
Bargaining Unit                      Contribution                     Date
---------------                    ----------------                -----------
International Brotherhood of             $30                          3/1/88
Electrical Workers Local No. 1           $40                          1/1/91


Communications Workers of                $30                          3/1/88
America, AFL-CIO CLC                     $40                          2/1/91
Local 14620 (Mailers)                    $50                          2/1/93


International Brotherhood of             $30                          3/1/88
Firemen & Oilers, Local No. 7            $40                          3/1/95
                                         $50                          3/1/96

International Association of
Machinists & Aerospace Workers,          $30                          3/1/88
District 9                               $40                          3/1/96


Graphics Communications                  $30                          3/1/88
International Union, Local No.           $40                          5/1/91
38N (Pressmen)                           $50                          5/1/93


Graphics Communications
International Union, Local No.           $30                          3/1/88
38N (Job Printing Pressmen)              $40                          7/1/91


Graphics Communications
International Union, Local No.
16H (Paperhandlers)                      $30                          3/1/88


Graphics Communications                  $30                          3/1/88
International Union, Local No.           $40                         10/1/94
505 (Photomechanical)                    $50                          1/1/96


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